SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2007


                             LITTLEFIELD CORPORATION
                             -----------------------
             (exact name of registrant as specified in its charter)




        Delaware                     0-24805                    74-2723809
        --------                     -------                    ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)           Identification Number)



  2501 North Lamar Blvd., Austin, Texas                            78705
  -------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (512) 476-5141

        (Former name or former address, if changed since last report.) NA


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. - Results of Operations and Financial Condition
----------------------------------------------------------

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On February 28, 2007, Littlefield Corporation issued a press release titled "Littlefield Corporation Announces Fourth Quarter and Full Year Results; Eleventh Consecutive Quarter of Revenue and Operating Earnings Growth". A copy of that press release is attached as exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

     (c)  Exhibits.

          Exhibit  No.
          ------------
             99.1         News Release dated February 28, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2007

                                                Littlefield Corporation

                                           By:  /s/ Rich Chilinski
                                                --------------------------------
                                                Name:  Rich Chilinski
                                                Title: Chief Financial Officer